Exhibit 99.1

Opower Announces Second Quarter Financial Results

Reports revenue of $35.8 million, 15 percent year-over-year growth

Company announces major new contract worth more than $50 million over 6 years

ARLINGTON, Va. — August 11, 2015 — Opower (NYSE: OPWR), the global leader in cloud-based software for the utility industry, today announced its financial results for the second quarter of 2015. The company ended the quarter with revenue of $35.8 million, an increase of 15 percent year-over-year.

“We delivered strong second quarter results and continue to execute on our strategy for 2015,” said Dan Yates, chief executive officer of Opower. “We signed new clients and noted robust renewal and expansion activity in Q2.”

Opower also announced a major new contract with a large U.S. utility worth more than $50 million over 6 years. The contract includes territory-wide deployment of Opower’s Digital Engagement solution and a large Energy Efficiency program.

Yates added, “This large new contract combined with the steady drum beat of expansions and renewals across our client portfolio has further advanced our position as the market leader in customer engagement software for the utility industry.”

Second Quarter 2015 Financial Highlights

Revenue

•	Total revenue for the second quarter of 2015 was $35.8 million, an increase of 15 percent from the comparable period in 2014.

Operating Loss

•	GAAP operating loss was $12.1 million, compared to an operating loss of $14.7 million for the comparable period in 2014.

•	Non-GAAP operating loss was $6.1 million, compared to a non-GAAP operating loss of $5.4 million for the comparable period in 2014.

Net Loss

•	GAAP net loss was $12.0 million, compared to a net loss of $14.8 million for the comparable period in 2014. GAAP net loss per share was $0.24, based on 51.1 million weighted-average common shares outstanding, compared to a GAAP net loss per share of $0.32 for the comparable period in 2014.

•	Non-GAAP net loss was $6.0 million, compared to a non-GAAP net loss of $5.5 million for the comparable period in 2014. Non-GAAP net loss per share was $0.12, based on 51.1 million non-GAAP weighted-average common shares outstanding, compared to a non-GAAP net loss per share of $0.12 for the comparable period in 2014.

Adjusted EBITDA

•	Adjusted EBITDA was a loss of $3.5 million, compared to a loss of $3.7 million for the comparable period in 2014.

Balance Sheet

•	The Company had $120.5 million in cash and cash equivalents at June 30, 2015.

Business Outlook

Opower is issuing the following guidance for the third quarter and full year of 2015, based on current expectations:

(in $ millions, except per share guidance)	Third Quarter 2015	Full Year 2015
Revenue	37.9-38.5	144.0-149.0
Adjusted EBITDA (loss)	(4.6)-(4.0)	(20.0)-(16.0)
Non-GAAP net income/(loss)	(7.6)-(7.0)	(32.0)-(27.5)
Per share	(0.15)-(0.13)	(0.62)-(0.53)

Non-GAAP net income/(loss) in the table above for the third quarter and for the full year 2015 excludes stock-based compensation expense of $7.2 million and $26.5 million, respectively. Non-GAAP Adjusted EBITDA/(loss) also excludes $2.9 million in depreciation and amortization expenses in the third quarter and $11.4 million for the full year 2015.

Conference Call Information

What:	Opower Second Quarter 2015 Financial Results Conference Call

When:	Tuesday, August 11, 2015

Time:	5:00 p.m. ET

Live Call:	(877) 201-0168, Domestic
(647) 788-4901, International
Conference ID: 83397570

Webcast:	investor.opower.com (live and replay)

Non-GAAP Financial Measures

This press release contains the following non-GAAP financial measures: Non-GAAP operating loss, non-GAAP net loss, non-GAAP net loss per share, non-GAAP weighted-average common shares outstanding and adjusted EBITDA.

We define non-GAAP operating loss, non-GAAP net loss and non-GAAP net loss per share as excluding the impact of stock-based compensation. The weighted-average shares outstanding used to calculate non-GAAP net loss per share gives effect to the conversion of the preferred stock as of the beginning of each of the periods presented.

We define adjusted EBITDA as net loss adjusted to exclude our income tax provision, other income (expense), including interest, depreciation and amortization, and stock-based compensation.

We believe that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Opower’s financial condition and results of operations. We use these non-GAAP measures for financial, operational and budgetary decision-making purposes, and to compare our performance to that of prior periods for trend analyses. We believe that these non-GAAP financial measures provide useful information regarding past financial performance and future prospects, and permit us to analyze key financial metrics used to make operational decisions more thoroughly. We believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial measures with other software companies, many of which disclose similar non-GAAP financial measures.

We do not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is their exclusion of significant income and expenses that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management on which income and expenses are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. We urge investors to review the reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures that is included in this press release, and not to rely on any single financial measure to evaluate our business.

About Opower

Opower (NYSE:OPWR) is an enterprise software company that is transforming the way utilities engage with their customers. Opower’s customer engagement platform enables utilities to reach their customers at moments that matter through proactive and digitized communications that drive energy savings, increase customer engagement and satisfaction, and lower customer operation costs. Opower’s software has been deployed to more than 95 utility partners around the world and reaches more than 50 million households and businesses. For more information, please visit www.opower.com and follow us on Twitter at @Opower.

Cautionary Language Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our revenue, net income and profitability metrics for the company’s second quarter and full year 2015, and statements regarding our market position in our industry. These forward-looking statements are made as of the date of this press release and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, unpredictable sales cycles and implementation times; changes to the regulatory landscape could alter our customers’ buying patterns; our ability to respond to evolving technological changes; our ability to retain and attract customers; the risk of technological developments and innovations by others; failure to manage growth and effectively scale the organization; failure to protect and enforce our intellectual property rights; assertions by third parties that we infringe their intellectual property rights; the risk of losing key employees; changes to current accounting rules; and general political or destabilizing events, including war, conflict or acts of terrorism. For a detailed discussion of these and other risk factors, please refer to the risks detailed in our filings with the Securities and Exchange Commission, including, without limitation, our Form 10-K filed on March 13, 2015 and any subsequently-filed quarterly reports on Form 10-Q and current reports on Form 8-K. Past performance is not necessarily indicative of future results. We anticipate that subsequent events and developments will cause our views to change. We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.

OPOWER, INC.

CONSOLIDATED BALANCE SHEETS

(Unaudited, in thousands)

	December 31, 2014	June 30, 2015
Assets
Current assets:
Cash and cash equivalents	$125,725	$120,535
Accounts receivable, net	36,295	24,163
Prepaid expenses and other current assets	4,654	5,607

Total current assets	166,674	150,305
	—	—
Property and equipment, net	17,672	18,262
Other assets	151	369

Total assets	$184,497	$168,936

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$1,400	$1,274
Accrued expenses	6,367	6,196
Deferred revenue	61,989	61,083
Accrued compensation and benefits	8,337	8,369
Other current liabilities	2,091	1,998

Total current liabilities	80,184	78,920
	—
Deferred revenue	2,280	796
Other liabilities	1,232	634

Total liabilities	83,696	80,350

Stockholders’ equity:
Preferred stock	—	—
Common stock	—	—
Additional paid-in capital	226,093	236,876
Accumulated deficit	(124,994)	(147,995)
Accumulated other comprehensive loss	(298)	(295)

Total stockholders’ equity	100,801	88,586

		—

Total liabilities and stockholders’ equity	$184,497	$168,936

OPOWER, INC.

CONSOLIDATED STATEMENT OF OPERATIONS

(Unaudited, in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2015	2014	2015
Revenue:
Subscription	$28,458	$32,164	$54,649	$62,550
Services	2,789	3,623	5,171	6,658

Total revenue	31,247	35,787	59,820	69,208

Cost of revenue (1):
Subscription	7,772	9,853	14,608	18,283
Services	3,001	4,099	6,100	7,683

Total cost of revenue	10,773	13,952	20,708	25,966

Gross profit	20,474	21,835	39,112	43,242

Operating expenses (1):
Sales and marketing	17,379	15,519	29,378	30,020
Research and development	12,200	13,722	22,954	25,935
General and administrative	5,551	4,714	8,769	9,289

Total operating expenses	35,130	33,955	61,101	65,244

Operating loss	(14,656)	(12,120)	(21,989)	(22,002)

Other income (expense):
Gain (loss) on foreign currency	(133)	146	162	(886)
Interest expense	(19)	(11)	(85)	(12)
Other, net	(25)	16	143	12

Loss before income taxes	(14,833)	(11,969)	(21,769)	(22,888)
Provision for (benefit from) income taxes	(28)	56	16	111

Net loss	$(14,805)	$(12,025)	$(21,785)	$(22,999)

Weighted-average common stock outstanding:
Basic and diluted	46,370	51,075	34,253	50,801
Net loss per share:
Basic and diluted	$(0.32)	$(0.24)	$(0.64)	$(0.45)

(1)	Stock-based compensation was allocated as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2015	2014	2015
Subscription	$105	$235	$120	$382
Services	429	365	493	630
Sales and marketing	4,226	2,380	4,975	4,268
Research and development	2,596	2,032	2,893	3,690
General and administrative	1,920	987	2,457	2,033

Total stock-based compensation	$9,276	$5,999	$10,938	$11,003

OPOWER, INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

(Unaudited, in thousands)

	Six Months Ended June 30,
	2014	2015
Operating Activities
Net loss	$(21,785)	$(22,999)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	2,989	5,166
Stock-based compensation expense	10,938	11,003
Other	323	879

Changes in operating assets and liabilities:
Accounts receivable	(4,274)	12,014
Prepaid expenses and other current assets	(1,049)	(974)
Other assets	(51)	(107)
Accounts payable	278	(187)
Accrued expenses	652	(880)
Accrued compensation and benefits	1,607	39
Deferred revenue	11,569	(2,386)
Other liabilities	(177)	(139)

Net cash provided by operating activities	1,020	1,429

Investing Activities
Additions to property and equipment	(5,011)	(4,319)

Net cash used in investing activities	(5,011)	(4,319)

Financing Activities
Proceeds from issuance of common stock	1,451	1,408
Proceeds from initial public offering, net of underwriting discounts and commissions	123,955	—
Payment of offering costs	(1,337)	—
Taxes paid related to net share settlement of equity awards	—	(2,683)
Payment of debt issuance costs	—	(96)
Principal payments on capital lease obligations	(242)	(306)

Net cash provided by (used in) financing activities	123,827	(1,677)

Effect of exchange rate changes on cash and cash equivalents	19	(623)

Net increase (decrease) in cash and cash equivalents	119,855	(5,190)
Cash and cash equivalents, beginning of period	28,819	125,725

Cash and cash equivalents, end of period	$148,674	$120,535

OPOWER, INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(Unaudited, in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2015	2014	2015
Reconciliation of Net Loss to Adjusted EBITDA:
Net loss	$(14,805)	$(12,025)	$(21,785)	$(22,999)
Provision for income taxes	(28)	56	16	111
Other (income) expense, including interest	177	(151)	(220)	886
Depreciation and amortization	1,642	2,646	2,989	5,166
Stock-based compensation	9,276	5,999	10,938	11,003

Adjusted EBITDA	$(3,738)	$(3,475)	$(8,062)	$(5,833)

Reconciliation of Cost of Revenue to Non-GAAP Cost of Revenue:
Cost of revenue	$10,773	$13,952	$20,708	$25,966
Less: Stock-based compensation	534	600	613	1,012

Non-GAAP cost of revenue	$10,239	$13,352	$20,095	$24,954

Reconciliation of Subscription Gross Margin to Non-GAAP Subscription Gross Margin:
Subscription gross margin	72.7%	69.4%	73.3%	70.8%
Add back: Subscription stock-based compensation	0.4%	0.7%	0.2%	0.6%

Non-GAAP Subscription gross margin	73.1%	70.1%	73.5%	71.4%

Reconciliation of Services Gross Margin to Non-GAAP Services Gross Margin:
Services gross margin	-7.6%	-13.1%	-18.0%	-15.4%
Add back: Services stock-based compensation	15.4%	10.1%	9.5%	9.5%

Non-GAAP Services gross margin	7.8%	-3.0%	-8.5%	-5.9%

Reconciliation of Gross Margin to Non-GAAP Gross Margin:
Gross margin	65.5%	61.0%	65.4%	62.5%
Add back: Stock-based compensation	1.7%	1.7%	1.0%	1.5%

Non-GAAP gross margin	67.2%	62.7%	66.4%	64.0%

Reconciliation of Operating Expenses to Non-GAAP Operating Expenses:
Operating expenses	$35,130	$33,955	$61,101	$65,244
Less: Stock-based compensation	8,742	5,399	10,325	9,991

Non-GAAP operating expenses	$26,388	$28,556	$50,776	$55,253

Reconciliation of Operating Loss to Non-GAAP Operating Loss:
Operating loss	$(14,656)	$(12,120)	$(21,989)	$(22,002)
Add back: Stock-based compensation	9,276	5,999	10,938	11,003

Non-GAAP operating loss	$(5,380)	$(6,121)	$(11,051)	$(10,999)

Reconciliation of Net Loss to Non-GAAP Net Loss:
Net loss	$(14,805)	$(12,025)	$(21,785)	$(22,999)
Add back: Stock-based compensation	9,276	5,999	10,938	11,003

Non-GAAP net loss	$(5,529)	$(6,026)	$(10,847)	$(11,996)

Shares used in computing Non-GAAP Per Share Amounts:
Weighted-average common stock outstanding, basic and diluted	46,370	51,075	34,253	50,801
Add: Additional weighted-average shares giving effect to the conversion of preferred stock as of the beginning of the period	1,692	—	10,421	—

Non-GAAP weighted-average common stock outstanding, basic and diluted	48,062	51,075	44,674	50,801

Non-GAAP net loss per share	$(0.12)	$(0.12)	$(0.24)	$(0.24)

Source: Opower

Investor Contact

Charlie Mayer

571-483-5200

investor@opower.com

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